[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JULY 31, 2001

[graphic omitted]

MFS(R) EMERGING MARKETS DEBT FUND

MFS(R) GLOBAL CONSERVATIVE EQUITY FUND

MFS(R) GLOBAL HEALTH SCIENCES FUND

MFS(R) INTERNATIONAL CORE EQUITY FUND

MFS(R) NEW ENDEAVOR FUND

MFS(R) EMERGING MARKETS DEBT FUND                  MFS(R) INTERNATIONAL CORE EQUITY FUND
MFS(R) GLOBAL CONSERVATIVE EQUITY FUND             MFS(R) NEW ENDEAVOR FUND
MFS(R) GLOBAL HEALTH SCIENCES FUND

TRUSTEES                                                  TREASURER
John W. Ballen* -- President, MFS Investment              James O. Yost*
Management
                                                          ASSISTANT TREASURERS
William R. Gutow+ -- Private Investor and Real            Mark E. Bradley*
Estate Consultant; Vice Chairman, Entertainment           Robert R. Flaherty*
Management Company (video franchise)                      Laura F. Healy*
                                                          Ellen Moynihan*
J. Atwood Ives+ -- Private Investor
                                                          SECRETARY
Lawrence T. Perera+ -- Partner, Hemenway &                Stephen E. Cavan*
Barnes (attorneys)
                                                          ASSISTANT SECRETARY
William J. Poorvu+ -- Adjunct Professor,                  James R. Bordewick, Jr.*
Harvard University Graduate School of Business
Administration                                            CUSTODIAN
                                                          State Street Bank and Trust Company
Charles W. Schmidt+ -- Private Investor
                                                          AUDITORS
Arnold D. Scott* -- Senior Executive Vice                 Ernst & Young LLP
President and Director, MFS Investment
Management                                                INVESTOR INFORMATION

Jeffrey L. Shames* -- Chairman and Chief                  For information on MFS mutual funds, call your
Executive Officer, MFS Investment Management              investment professional or, for an information
                                                          kit, call toll free: 1-800-637-2929 any business
Elaine R. Smith+ -- Independent Consultant                day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                          message anytime).
David B. Stone+ -- Chairman Emeritus and
Director, North American Management Corp.                 INVESTOR SERVICE
(investment adviser)                                      MFS Service Center, Inc.
                                                          P.O. Box 2281
INVESTMENT ADVISER                                        Boston, MA 02107-9906
Massachusetts Financial Services Company
500 Boylston Street                                       For general information, call toll free:
Boston, MA 02116-3741                                     1-800-225-2606 any business day from 8 a.m. to
                                                          8 p.m. Eastern time.
DISTRIBUTOR
MFS Fund Distributors, Inc.                               For service to speech- or hearing-impaired
500 Boylston Street                                       individuals, call toll free: 1-800-637-6576 any
Boston, MA 02116-3741                                     business day from 9 a.m. to 5 p.m. Eastern
                                                          time. (To use this service, your phone must be
CHAIRMAN AND PRESIDENT                                    equipped with a Telecommunications Device for
Jeffrey L. Shames*                                        the Deaf.)

DIRECTOR OF INTERNATIONAL EQUITY RESEARCH                 For share prices, account balances, exchanges,
David A. Antonelli*                                       or stock and bond outlooks, call toll free:
                                                          1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGERS                                        touch-tone telephone.
Mark Dow*
Steven R. Gorham*                                         WORLD WIDE WEB
Matthew W. Ryan*                                          www.mfs.com
David E. Sette-Ducati*
Marcus L. Smith*

+ Independent Trustee
* MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended July 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -46.19% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.33%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 3.98% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 12.69% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively good performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended July 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     August 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.29%, 14.46%, 15.27%, 14.25%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended July 31, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.90%, 7.96%, 10.91%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.48%, 2.68%, 3.36%, and 4.64%, respectively, for the 5-, 10-, 20-, and 25-year periods ended July 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

MFS EMERGING MARKETS DEBT FUND

Dear Shareholders,
For the 12 months ended July 31, 2001, the fund's Class A shares returned 10.73%, and Class I shares 10.74%. These returns include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges and compare to a 4.03% return over the same period for the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global), an unmanaged index comprised of Brady bonds (restructured bank loans) and other dollar-denominated bonds. During the same period, the average emerging market debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.31%.

Despite the difficulties experienced in Argentina and Turkey during the period, emerging markets debt has continued to be a relatively strong- performing asset class. This resilience is encouraging and we think can be attributed to a variety of factors, with some reflecting secular trends and others resulting from market conditions. Business fundamentals in a number of countries have been stable or improving, and these conditions have served to sustain investor interest. More broadly, increased interest in emerging markets debt and a reduction in the number of debt-burdened investors appears to us to have contributed to a more stable and discriminating demand for emerging markets bonds.

The fund outperformed the EMBI Global and our Lipper category average due primarily to successful country selection. Most notably, we have been significantly underweighted in Argentina and Turkey during recent downdrafts. We also reduced our exposure to Brazil, given its vulnerability to Argentinean events as well as country-specific concerns, such as rising political tensions ahead of next year's elections, and energy shortages. At the same time, overweighted positions in Eastern Europe and the countries of the former Soviet Union performed well. The fund also benefited from investments in a number of countries, including Qatar (an oil exporter in the Middle East), Mexico, and Panama, which have been perceived as being relatively insulated from external shocks.

In this environment, we continued to emphasize credits with stable or improving fundamentals and limited financing needs. We also have maintained our cautious stance toward corporate bond exposure. Additionally, the fund's focus on liquid, sovereign credits has benefited performance in two ways. First, sovereign bonds have tended to deliver better returns than corporate bonds; and second, the superior liquidity of sovereign bonds has given the fund the flexibility to respond quickly to changing economic and market conditions.

As we survey the slowing global economy, and look at the ongoing challenges facing certain countries, such as Argentina and Turkey, a few "big picture" trends and observations provide a useful perspective:

o According to our research, emerging markets debt has experienced declining volatility and generally improved creditworthiness in recent years. While past performance and trends are no guarantee of future developments, we think these trends help to provide a positive reference point with which to assess current market conditions.

o Past market declines in emerging markets debt have been followed by swift rebounds. Consequently, attempting to time the market can prove very difficult for the individual investor. In our view, given the attractive long-term returns of the asset class, and diversification benefits, emerging markets debt might be viewed as a good long-term holding in a portfolio, depending of course, on individual risk tolerance.

We believe the favorable long-term trends of the asset class are intact. While maintaining our vigilant, research-intensive approach to identifying vulnerabilities, our outlook remains positive, and we continue to find substantial opportunities that may enhance returns.

     Respectfully,

 /s/ Matthew W. Ryan                     /s/ Mark Dow

     Matthew W. Ryan                         Mark Dow
     Portfolio Manager                       Portfolio Manager

MFS GLOBAL CONSERVATIVE EQUITY FUND

Dear Shareholders,
Since the fund's inception on December 29, 2000, through July 31, 2001, Class A shares of the fund provided a total return of -7.60%. This return, which includes the reinvestment of any capital gains and dividend distributions but excludes the effects of any sales charges, compares to a -11.54% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average global fund tracked by Lipper Inc., returned -14.09%.

We believe the conservative nature of the portfolio's holdings, chosen with an eye toward value and stable growth characteristics, served the fund well during the period. Since the fund's inception, our primary investment strategy has been to maintain our emphasis on stocks with visible, dependable, near- term earnings growth in cyclical industries that are benefiting from a return of pricing power, such as insurance, aerospace, and energy. We've also focused on traditional growth industries, such as pharmaceuticals, consumer staples, and industrial goods and services. While these areas held up better than more aggressive growth areas, the overall market's woes spread to almost every sector of the market.

Two of our largest holdings, Diageo and Eli Lilly, exemplify our core strategy of remaining focused on finding high-quality companies that we believe have the ability to deliver double-digit earnings growth and that possess reasonable stock valuations. Consequently, because these companies possess the visionary management teams and competitive products and services that we think can gain market share, these are the types of holdings we've concentrated on finding during a period of economic uncertainty.

We think the direction of the international equity market, in the near term, is very unclear. The interest rate cuts that have been implemented in various parts of the world could have a positive impact on future growth, but the effectiveness of those cuts may not be seen for some time. In this difficult environment, we'll continue to look for what we think are the best companies in the stronger-performing industries, such as financial services and health care. While we continue to look for companies that we think can continue to grow earnings, until the fundamentals in the global market improve, we're going to attempt to mitigate some market risk by maintaining a diversified portfolio focused on high-quality companies.

    Respectfully,

/s/ Steven R. Gorham

    Steven R. Gorham
    Portfolio Manager

MFS GLOBAL HEALTH SCIENCES FUND

Dear Shareholders,
Since the fund's inception on December 29, 2000, through July 31, 2001, Class A shares of the fund provided a total return of -18.90% and Class I shares -18.70%. These returns, which include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges, compare to the following year-to-date returns for the fund's benchmarks: -11.54% for the MSCI World Index and -11.08% for the MSCI World Health Care Index, a capitalization-weighted index that monitors the performance of health care stocks from around the world. During the same period, the average health/ biotechnology fund tracked by Lipper Inc., returned -14.79%.

Health care stocks held up well at the end of 2000 and the beginning of 2001 as many investors rotated into pharmaceutical and medical products and services stocks due to their historically more-defensive nature. While many other market sectors suffered from falling earnings, health care proved to be one group able to maintain its record of strong earnings performance.

Nevertheless, the market's slump broadened to engulf even strong sectors such as health care, and the last six months proved to be a very difficult period. For us, this was something of a surprise because we felt that many of our holdings exhibited solid business fundamentals. Additionally, given their historically strong cash flows and defensive nature, we believed they would hold up better than the overall market.

While the fund's exposure to pharmaceutical stocks was reduced during the period we maintained significant positions because we believe these stocks offer good relative earnings growth, which has historically led them to outperform the broader market and the overall healthcare sector. Unfortunately, a number of our pharmaceutical holdings hampered the fund's performance relative to its benchmarks as hospitals and specialized health care services outperformed drug stocks during the period. In an effort to reduce volatility in this uncertain market environment, we increased our holdings in what we believe were the highest-quality names in the pharmaceutical group such as Eli Lilly and Novartis, and Guidant in the medical devices industry.

While stock prices in the healthcare sector suffered a major setback in recent months, we believe this environment has created many opportunities. In our view, the outlook and fundamentals for many of these companies remain strong. Additionally, if general uncertainty about the U.S. economy and corporate earnings persists, we believe these stocks offer defensive characteristics that could help temper portfolio volatility over the long term.

    Respectfully,

/s/ David A.  Antonelli

    David A.  Antonelli
    Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day operation of the fund under the general supervision of Mr. Antonelli.

MFS INTERNATIONAL CORE EQUITY FUND

Dear Shareholders,
Since the fund's inception on December 29, 2000, through July 31, 2001, Class A shares of the fund provided a total return of -10.40%. This return, which assumes the reinvestment of any capital gains and dividend distributions, but excludes the effects of any sales charges, compares to a -17.05% return for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged, market-capitalization- weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., returned -26.53%.

Although the fund outperformed its benchmark and Lipper category average during the period, slumping equity markets around the world weighed heavily on performance. When the reporting period began, stocks were struggling due to concerns about corporate earnings. Even aggressive interest rates cuts by the U.S. Federal Reserve Board failed to produce a sustained market rally.

In this difficult environment, the fund continued to focus on financial services, health care, and consumer staples companies that we believed offered the strongest sustainable earnings growth. Despite recent weakness, large international banks and insurance companies continued to post some of the best performance in the financial sector, and we maintained a substantial weighting there. Examples include ING Groep and the Royal Bank of Scotland. Among health care and consumer staples companies, we concentrated on what we believed were the highest-quality names such as Novartis and Diageo. In our view, these companies offer diverse revenue streams, quality products, and positive outlooks for market share growth.

In Europe, the economy has weakened, but it received a boost near the end of the reporting period when the European Central Bank reduced interest rates to maintain growth. In Japan, the new government faces a big challenge in introducing reforms, but several proposed policies, such as privatizing the postal savings system and reducing capital gains taxes, may help improve the Japanese market's long-term outlook. While global markets lack the powerful investment trends that we have seen in recent years, we have maintained the portfolio's broad diversification across markets and sectors while focusing on stocks of companies that we consider likely to outperform because of their ability to achieve fundamental business growth.

    Respectfully,

/s/ Marcus L. Smith

    Marcus L. Smith
    Portfolio Manager

MFS NEW ENDEAVOR FUND

Dear Shareholders,
Since the fund's inception on September 29, 2000, through July 31, 2001, the fund provided a total return of -4.77%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a return of -37.70% over the same period for the fund's benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also included in the Russell 1000 Growth Index.

The fund invests at least 65% of its total assets in equity securities of emerging growth companies. These are companies that we believe offer superior investment prospects. Our emerging growth company investments tend to fall into three categories:

o Early Stage -- companies early in their life cycles but with significant growth potential, in our opinion, and high risk.

o Next Generation Leaders -- firms with established financial models that we believe are demonstrating signs of leadership in emerging high-growth markets.

o Major Players -- entrenched firms or incumbents whose rates of earnings growth, we believe, may accelerate because of fundamental drivers such as product cycles, margin expansion, strategic shifts, management changes, or basic changes in the economic environment.

We focus on companies that we believe feature several factors that may drive earnings and revenue growth well above the overall economic growth rate or rate of inflation. Fundamental drivers are key for us and we like to focus on product/service strength, competitive position, technology strength, management team, market opportunities, and barriers to entry. Emerging growth companies may be of any market capitalization and in any industry; however, we expect that our largest concentration in this fund will be in small and mid- cap companies that we feel may become next generation leaders. We tend to focus on stocks that we believe may generate earnings per share and revenue growth in excess of 20% over a minimum of two to three years.

The fund also engages in short sales in which the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. To close a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Of course, if the security rises in price, the fund may lose money on a short position.

In the latter part of the period, we repositioned the portfolio to a large degree to potentially take advantage of the next upturn in the economy. The area we are most excited about is health care, where we shifted our mix of holdings away from more established drug companies in favor of emerging pharmaceutical firms such as Allergan and IVAX. We are also optimistic about Applied Biosystems Group, a medical equipment firm that we feel is positioned to profit from the burgeoning field of gene research that may lead to a new generation of drugs. Health care holdings such as Caremark Rx, a pharmacy benefits manager, IMS Health, a provider of health care software solutions, and drug company Forest Laboratories helped the fund's performance over the period.

Our holdings in the leisure sector increased significantly in 2001, largely in advertising-sensitive media firms. We believe that firms such as Univision, the dominant Spanish language television broadcaster in the United States, are positioned to potentially benefit from the surge in advertising that has historically accompanied an upturn in the economy. We feel our media holdings may also benefit from a political climate in Washington that seems to favor further media deregulation -- which our research indicates could change the dynamics of broadcast and print media and drive further industry consolidation.

In the technology sector, the fund has what we feel is a solid but not overly aggressive weighting composed of company-specific opportunities rather than concentrations in particular industries. Two of our largest technology holdings, telecom software firm Comverse Technology and storage network switch manufacturer McDATA, are stocks that did quite poorly over the period. However, we feel these are companies that have been unjustly punished by a market that for a time seemed to paint all technology companies with the same negative brush, apparently unable to distinguish between companies with strong long-term fundamentals and those that were genuinely in trouble. We think the low valuations of Comverse and McDATA at the end of the period represent strong "second chance" opportunities.

One sector that we cut back significantly toward the end of the period was energy. We felt that very few firms in this area met our criteria for emerging growth investments, and we believe there are better areas of the market in which this fund may invest.

    Respectfully,

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

Note to Shareholders: David E. Sette-Ducati became portfolio manager of the fund effective May 24, 2001, succeeding Brian E. Stack.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to its benchmarks. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS EMERGING MARKETS DEBT FUND(1),(4),(5),(6),(11)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2001. Index information is from April 1, 1998.)

                           MFS Emerging            J.P. Morgan
                             Markets                Emerging
                            Debt Fund             Markets Bond
                            - Class A             Index Global
            ---------------------------------------------------
            3/98            $ 9,425                 $10,000
            7/98              9,029                   9,529
            7/99              8,663                   9,071
            7/00             11,683                  11,455
            7/01             12,936                  11,917

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                                   1 Year           3 Years             Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    +10.73%           +43.27%           +37.25%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                +10.73%           +12.73%           + 9.84%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                + 4.36%           +10.53%           + 7.93%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                                   1 Year           3 Years             Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    +10.74%           +43.14%           +37.12%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                +10.74%           +12.70%           + 9.81%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                   1 Year           3 Years             Life*
-------------------------------------------------------------------------------------------------------------
Average emerging markets debt fund+                               + 4.31%           + 4.66%           + 1.83%
-------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global#                   + 4.03%           + 7.74%           + 5.40%
-------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2001.
    Index information is from April 1, 1998.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Bloomberg

MFS GLOBAL CONSERVATIVE EQUITY FUND(1),(7),(11)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
Index information is from January 1, 2001.)

                            MFS Global
                           Conservative
                           Equity Fund                MSCI
                            - Class A              World Index
            --------------------------------------------------
            12/00           $ 9,425                 $10,000
             7/01             8,709                   8,846

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                                   Life*
--------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                   - 7.60%
--------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                   -12.91%
--------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                   Life*
--------------------------------------------------------------------------
Average global fund+                                             -14.09%
--------------------------------------------------------------------------
MSCI World Index#                                                -11.54%
--------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS GLOBAL HEALTH SCIENCES FUND(1),(2),(5),(6),(7),(9),(11)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.

            MFS Global Health
              Sciences Fund                                MSCI World Health
                - Class A            MSCI World Index         Care Index
-------------------------------------------------------------------------------
12/00           $ 9,425                 $10,000                $10,000
 7/01             7,644                   8,846                  8,892

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                                  Life*
-------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  -18.90%
-------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                  -23.56%
-------------------------------------------------------------------------

CLASS I
                                                                  Life*
-------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  -18.70%
-------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                  Life*
-------------------------------------------------------------------------
Average health/biotechnology fund+                              -14.79%
-------------------------------------------------------------------------
MSCI World Index#                                               -11.54%
-------------------------------------------------------------------------
MSCI World Health Care Index#                                   -11.08%
-------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS INTERNATIONAL CORE EQUITY FUND(1),(7),(10),(11)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.

                        MFS International
                          Core Equity              MSCI EAFE
                         Fund - Class A              Index
            ------------------------------------------------
            12/00           $ 9,425                 $10,000
             7/01             8,445                   8,295

TOTAL RATES OF RETURN THROUGH JULY 31, 2001
CLASS A
                                                                      Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -10.40%
-----------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                      -15.55%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                      Life*
-----------------------------------------------------------------------------
Average international fund+                                         -26.53%
-----------------------------------------------------------------------------
MSCI EAFE Index#                                                    -17.05%
-----------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001. Index information is from January 1, 2001.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS NEW ENDEAVOR FUND(1),(3),(7),(8),(11)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, September 29, 2000 through July 31, 2001. Index information is from October 1, 2000.

                             MFS New
                          Endeavor Fund          Russell Mid Cap
                           - Class A              Growth Index
            ----------------------------------------------------
            9/00            $ 9,425                 $10,000
            7/01              6,230                   8,975

TOTAL RATES OF RETURN THROUGH JULY 31, 2001

CLASS A
                                                                   Life*
--------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    -4.77%
--------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                   -10.25%
--------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                   Life*
--------------------------------------------------------------------------
Russell Mid Cap Growth Index#                                    -37.70%
--------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2001. Index information is from October 1, 2000.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

 (1) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.
 (2) Investing in small companies is riskier than investing in more- established companies.
 (3) Investing in emerging growth companies is riskier than investing in more-established companies.
 (4) The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.
 (5) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
 (6) This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
 (7) The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.
 (8) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.
 (9) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.
(10) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.
(11) These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS EMERGING MARKETS DEBT FUND

Bonds - 91.3%
----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)            VALUE
----------------------------------------------------------------------------
Foreign Bonds - 88.2%
  Algeria - 0.2%
    Republic of Algeria, 5.813s, 2004                 $   3       $    2,338
----------------------------------------------------------------------------
  Brazil - 13.4%
    Federal Republic of Brazil, 8s, 2014              $  43       $   30,654
    Federal Republic of Brazil, 8.875s, 2024             73           44,165
    Federal Republic of Brazil, 11s, 2040                98           68,649
                                                                  ----------
                                                                  $  143,468
----------------------------------------------------------------------------
  Bulgaria - 6.2%
    National Republic of Bulgaria, 4.563s, 2011       $  37       $   28,675
    National Republic of Bulgaria, 4.539s, 2012          47           37,247
                                                                  ----------
                                                                  $   65,922
----------------------------------------------------------------------------
  Colombia - 1.5%
    Republic of Colombia, 10.5s, 2006                 $  15       $   15,413
----------------------------------------------------------------------------
  Ecuador - 2.5%
    Republic of Ecuador, 12s, 2012                    $  16       $   10,560
    Republic of Ecuador, 4s, 2030                        40           16,100
                                                                  ----------
                                                                  $   26,660
----------------------------------------------------------------------------
  Egypt - 3.3%
    Republic of Egypt, 8.75s, 2011                    $  35       $   34,912
----------------------------------------------------------------------------
  Kazakhstan - 3.3%
    Kaztransoil Co., 8.5s, 2006                     KTS  36       $   35,752
----------------------------------------------------------------------------
  Mexico - 13.5%
    Bepensa S.A., 9.75s, 2004                         $  13       $   13,065
    Durango Corp., 13.125s, 2006
      (Forest & Paper Products)                           8            7,860
    Grupo Industrial Durango S.A., 12.625s, 2003
      (Paper & Related Products)                          4            4,200
    Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                                9            9,360
    Maxcom Telecomunicacione S.A., 13.75s, 2007
      (Telecommunications)                               10            2,800
    Petroleos Mexicanos, 9.5s, 2027 (Oils)               10           10,500
    United Mexican States, 8.375s, 2011                  21           21,105
    United Mexican States, 8.125s, 2019                  47           43,780
    United Mexican States, 11.5s, 2026                   26           32,110
                                                                  ----------
                                                                  $  144,780
----------------------------------------------------------------------------
  Netherlands - 0.7%
    PTC International Finance BV, 0s to 2002,
      10.75s to 2007 (Telecommunications)             $  10       $    7,800
----------------------------------------------------------------------------
  Panama - 4.2%
    Republic of Panama, 9.625s, 2011                  $  10       $   10,160
    Republic of Panama, 10.75s, 2020                     24           25,440
    Republic of Panama, 9.375s, 2029                      9            9,292
                                                                  ----------
                                                                  $   44,892
----------------------------------------------------------------------------
  Peru - 4.1%
    Republic of Peru, 4s, 2017                        $  70       $   43,400
----------------------------------------------------------------------------
  Philippines - 1.9%
    Republic of Philippines, 10.625s, 2025            $  24       $   20,640
----------------------------------------------------------------------------
  Qatar - 4.6%
    State of Qatar, 9.75s, 2030                       $  43       $   49,450
----------------------------------------------------------------------------
  Russia - 19.3%
    Government of Russia, 12.75s, 2028##              $  15       $   14,438
    Ministry of Finance Russia, 3s, 2003                 86           69,144
    Russian Federation, 8.25s, 2010##                    49           36,132
    Russian Federation, 5s, 2030                        196           86,797
                                                                  ----------
                                                                  $  206,511
----------------------------------------------------------------------------
  South Korea - 3.7%
    Hanvit Bank, 12.75s, 2010
      (Banks and Credit Cos.)                         $  37       $   39,960
----------------------------------------------------------------------------
  Venezuela - 1.4%
    Republic of Venezuela, 9.25s, 2027                $  22       $   14,916
----------------------------------------------------------------------------
  Uruguay - 4.4%
    Republic of Ukraine, 11s, 2007                    $  60       $   47,511
----------------------------------------------------------------------------
Total Foreign Bonds                                               $  944,325
----------------------------------------------------------------------------
U.S. Bonds - 3.1%
  Oil Services - 3.1%
    Pemex Project, 9.125s, 2010                       $  32       $   33,560
----------------------------------------------------------------------------
Total U.S. Bonds                                                  $   33,560
----------------------------------------------------------------------------
Total Investments (Identified Cost, $960,813)                     $  977,885
Call Options Written - (0.1)%
----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                                OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE      (000 OMITTED)
----------------------------------------------------------------------------
    Russia Government Bonds/October/40.75
      (Premiums Received, $3,780)                     $ 140       $   (1,778)
----------------------------------------------------------------------------
Other Assets, Less Liabilities - 8.8%                                 94,758
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,070,865
----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS GLOBAL CONSERVATIVE EQUITY FUND

Stocks - 92.6%
----------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE
----------------------------------------------------------------------------
U.S. Stocks - 46.3%
  Aerospace - 2.5%
    Boeing Co.                                           65       $    3,804
    General Dynamics Corp.                              120            9,707
    United Technologies Corp.                           280           20,552
                                                                  ----------
                                                                  $   34,063
----------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc.                                          165       $    7,846
----------------------------------------------------------------------------
  Automotive - 0.8%
    Visteon Corp.                                       520       $   10,988
----------------------------------------------------------------------------
  Banks & Credit Cos. - 3.6%
    Bank of America Corp.                               140       $    8,907
    Comerica, Inc.                                      100            6,159
    FleetBoston Financial Corp.                         280           10,506
    J. P. Morgan Chase & Co.                             70            3,031
    PNC Financial Services Group Co.                    275           18,246
    Providian Financial Corp.                            70            3,456
                                                                  ----------
                                                                  $   50,305
----------------------------------------------------------------------------
  Biotechnology - 3.4%
    Eli Lilly & Co.                                     403       $   31,950
    Pharmacia Corp.                                     340           15,171
                                                                  ----------
                                                                  $   47,121
----------------------------------------------------------------------------
  Business Machines - 1.9%
    Compaq Computer Corp.                               250       $    3,735
    Hewlett-Packard Co.                                 240            5,919
    IBM Corp.                                           163           17,149
                                                                  ----------
                                                                  $   26,803
----------------------------------------------------------------------------
  Business Services - 0.4%
    Automatic Data Processing, Inc.                     120       $    6,114
----------------------------------------------------------------------------
  Chemicals - 1.3%
    Praxair, Inc.                                       386       $   17,501
----------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    Microsoft Corp.*                                     65       $    4,302
----------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    BMC Software, Inc.*                                 510       $   10,200
    EMC Corp.*                                          100            1,972
                                                                  ----------
                                                                  $   12,172
----------------------------------------------------------------------------
  Consumer Goods & Services - 1.6%
    Philip Morris Cos., Inc.                            500       $   22,750
----------------------------------------------------------------------------
  Electrical Equipment - 1.4%
    American Standard Cos., Inc.*                       105       $    7,145
    General Electric Co.                                290           12,615
                                                                  ----------
                                                                  $   19,760
----------------------------------------------------------------------------
  Financial Institutions - 3.2%
    Federal Home Loan Mortgage Corp.                    282       $   19,300
    Federal National Mortgage Assn.                     168           13,986
    Goldman Sachs Group, Inc.                            70            5,821
    Merrill Lynch & Co., Inc.                            90            4,882
                                                                  ----------
                                                                  $   43,989
----------------------------------------------------------------------------
  Food & Beverage Products - 0.4%
    Anheuser-Busch Cos., Inc.                           110       $    4,764
----------------------------------------------------------------------------
  Insurance - 5.4%
    AFLAC, Inc.                                         480       $   14,198
    Arthur J. Gallagher & Co.                           560           15,400
    CIGNA Corp.                                         151           15,147
    MetLife, Inc.                                       210            6,227
    St. Paul Cos., Inc.                                 460           20,171
    UnumProvident Corp.                                 110            3,138
                                                                  ----------
                                                                  $   74,281
----------------------------------------------------------------------------
  Machinery - 2.1%
    Deere & Co., Inc.                                   450       $   18,877
    Ingersoll Rand Co.                                  235           10,265
                                                                  ----------
                                                                  $   29,142
----------------------------------------------------------------------------
  Medical & Health Products - 3.5%
    American Home Products Corp.                        485       $   29,250
    Applera Corp. - Applied Biosystems Group             90            2,538
    Pfizer, Inc.                                        165            6,801
    Stryker Corp.                                       165            9,897
                                                                  ----------
                                                                  $   48,486
----------------------------------------------------------------------------
  Medical & Health Technology Services - 0.5%
    IMS Health, Inc.                                    290       $    7,453
----------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                         400       $   15,692
----------------------------------------------------------------------------
  Oil Services - 1.7%
    Baker Hughes, Inc.                                  160       $    5,693
    Halliburton Co.                                     180            6,302
    Santa Fe International Corp.                        260            7,774
    Transocean Sedco Forex, Inc.                        115            3,713
                                                                  ----------
                                                                  $   23,482
----------------------------------------------------------------------------
  Oils - 2.3%
    Exxon Mobil Corp.                                   440       $   18,375
    Occidental Petroleum Corp.                          500           13,820
                                                                  ----------
                                                                  $   32,195
----------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Omnicom Group, Inc.                                 155       $   13,542
----------------------------------------------------------------------------
  Retail - 1.2%
    CVS Corp.                                           270       $    9,723
    Target Corp.                                        190            7,353
                                                                  ----------
                                                                  $   17,076
----------------------------------------------------------------------------
  Supermarket - 2.0%
    Kroger Co.*                                         300       $    7,908
    Safeway, Inc.*                                      440           19,430
                                                                  ----------
                                                                  $   27,338
----------------------------------------------------------------------------
  Trucking - 0.2%
    United Parcel Service, Inc.                          40       $    2,273
----------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    NiSource, Inc.                                      280       $    7,381
----------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    National Fuel Gas Co.                               135       $    6,480
----------------------------------------------------------------------------
  Utilities - Telephone - 2.0%
    Qwest Communications International, Inc.            305       $    7,930
    Sprint Corp.                                        400            9,336
    Verizon Communications Inc.                         195           10,559
                                                                  ----------
                                                                  $   27,825
----------------------------------------------------------------------------
Total U.S. Stocks                                                 $  641,124
----------------------------------------------------------------------------
Foreign Stocks - 46.3%
  Australia - 0.7%
    QBE Insurance Group Ltd. (Insurance)*             1,825       $   10,055
----------------------------------------------------------------------------
  Bermuda - 1.2%
    Accenture Ltd. (Computer Software - Systems)*        40       $      599
    Tyco International Ltd. (Conglomerates)             295           15,694
                                                                  ----------
                                                                  $   16,293
----------------------------------------------------------------------------
  Brazil - 1.1%
    Companhia de Bebidas das Americas, ADR
      (Food &  Beverage Products)                       315       $    6,410
    Embraer Aircraft Corp., ADR (Aerospace)             240            8,544
                                                                  ----------
                                                                  $   14,954
----------------------------------------------------------------------------
  Canada - 1.6%
    BCE, Inc. (Utilities - Telephone)                   140       $    3,742
    Canadian National Railway Co. (Railroad)            389           17,739
                                                                  ----------
                                                                  $   21,481
----------------------------------------------------------------------------
  Denmark - 0.9%
    Danske Bank (Banks & Credit Cos.)                   710       $   12,347
----------------------------------------------------------------------------
  France - 5.2%
    Alstom (Electrical Equipment)                       283       $    7,889
    Aventis S.A. (Medical & Health Products)            170           13,071
    Groupe Danone (Food & Beverage Products)             80           10,432
    Sanofi-Synthelabo S.A. (Medical &
      Health Products)                                  240           15,081
    Technip S.A. (Construction Services)                 70            9,496
    Total Fina S.A., ADR (Oils)                         235           16,657
                                                                  ----------
                                                                  $   72,626
----------------------------------------------------------------------------
  Germany - 1.5%
    Fresenius AG (Medical & Heatlh Products)             80       $    7,958
    Linde AG (Basic Industry)                           165            7,076
    Software AG (Computer Software)                     100            5,601
                                                                  ----------
                                                                  $   20,635
----------------------------------------------------------------------------
  Israel - 0.7%
    Assicurazioni Generali S.P.A. (Insurance)           320       $   10,208
----------------------------------------------------------------------------
  Italy - 0.4%
    Banca Intesa S.P.A. (Business Services)           1,800       $    5,734
----------------------------------------------------------------------------
  Japan - 5.3%
    Canon, Inc., ADR (Electronics)                      420       $   14,213
    Fast Retailing Co. (Apparel and Textiles)           100           17,895
    Fuji Heavy Industries Ltd. (Automotive)           1,000            6,723
    Honda Motor Co., Ltd., ADR (Automotive)              85            7,811
    Nissin Food Products (Food & Beverage
      Products)                                         400            8,595
    Shiseido Co. (Consumer Goods & Services)          1,000            9,380
    Tokyo Gas Co. Ltd. (Gas)                          3,000            9,364
                                                                  ----------
                                                                  $   73,981
----------------------------------------------------------------------------
  Netherlands - 5.3%
    Akzo Nobel N.V. (Chemicals)                         675       $   28,203
    Ing Group N.V. (Financial Institutions)*            850           27,704
    Royal Dutch Petroleum Co., ADR (Oils)               300           17,400
                                                                  ----------
                                                                  $   73,307
----------------------------------------------------------------------------
  Peru - 1.8%
    Tabacalera Nacional (Tobacco)                     1,735       $   24,933
----------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Telecom Corp., ADR (Telecom - Wireline)       280       $    5,936
----------------------------------------------------------------------------
  Spain - 0.8%
    Gas Natural SDG (Utilities - Gas)                    30       $      524
    Iberdrola S.A. (Utilities - Electric)               790           10,385
                                                                  ----------
                                                                  $   10,909
----------------------------------------------------------------------------
  Sweden - 0.7%
    Rottneros AB (Basic Industry)                     4,400       $    3,501
    Saab AB, "B" (Aerospace)                            650            5,937
                                                                  ----------
                                                                  $    9,438
----------------------------------------------------------------------------
  Switzerland - 4.7%
    Nestle S.A. (Food & Beverage Products)*              80       $   17,134
    Novartis AG (Biotechnology)                         520           18,090
    Syngenta AG (Chemicals)                             395           20,749
    Synthes-Stratec, Inc. (Medical & Health
      Products)*##                                       14            8,862
                                                                  ----------
                                                                  $   64,835
----------------------------------------------------------------------------
  United Kingdom - 14.0%
    AstraZeneca Group PLC (Medical & Health
      Products)                                         170       $    8,420
    Bank of Scotland (Banks & Credit Cos.)*             950           10,950
    Boots Co. PLC (Supermarket)*                        420            3,986
    BP PLC, ADR (Oils)                                  215           10,625
    British Telecommunications PLC (Utilities -
      Telephone)*                                       880            6,119
    CGNU PLC (Insurance)*                             1,030           14,529
    Chubb PLC (Electrical Equipment)                  2,330            5,544
    Diageo PLC (Food & Beverage Products)*            4,064           41,749
    HSBC Holdings PLC (Insurance)*                      640            7,409
    Matalan PLC (Apparel & Textiles)                  1,650           11,637
    Reckitt Benckiser PLC (Consumer Goods
      & Services)                                       525            7,779
    Reed International PLC (Printing &
      Publishing)                                       800            6,862
    Royal Bank of Scotland PLC (Banks
      & Credit Cos.)*                                 1,126           25,669
    Scottish Power (Utilities - Electric)               520            3,630
    Smith & Nephew PLC (Medical &
      Health Technology Services)*                    2,117           10,685
    Standard Chartered PLC (Banks & Credit Cos.)        270            3,116
    Vodafone Group PLC (Utilities - Telephone)        7,050           15,419
                                                                  ----------
                                                                  $  194,128
----------------------------------------------------------------------------
Total Foreign Stocks                                              $  641,800
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,344,503)                        $1,282,924
----------------------------------------------------------------------------

Repurchase Agreement - 7.0%
----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
----------------------------------------------------------------------------
    Merrill Lynch, dated 07/31/01, due 08/01/01,
      total to be received $97,010 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                        $   97       $   97,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,441,503)                   $1,379,924

Other Assets, Less Liabilities - 0.4%                                  6,036
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,385,960
----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS GLOBAL HEALTH SCIENCES FUND

Stocks - 94.8%
----------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE
----------------------------------------------------------------------------
U.S. Stocks - 61.1%
  Biotechnology - 6.0%
    Amgen, Inc.*                                        450       $   28,219
    Genentech, Inc.*                                    160            6,768
    Guidant Corp.*                                      850           27,098
    Pharmacia Corp.                                     240           10,709
                                                                  ----------
                                                                  $   72,794
----------------------------------------------------------------------------
  Containers - 4.0%
    Ivex Packaging Corp.*                             2,660       $   49,210
----------------------------------------------------------------------------
  Healthcare - 3.6%
    Caremark Rx, Inc.*                                2,520       $   44,302
----------------------------------------------------------------------------
  Insurance - 1.2%
    CIGNA Corp.                                         110       $   11,034
    Hartford Financial Services Group, Inc.              60            3,973
    Willis Group Holdings Ltd.*                          10              172
                                                                  ----------
                                                                  $   15,179
----------------------------------------------------------------------------
  Medical & Health Products - 22.9%
    Allergan, Inc.                                      150       $   11,293
    American Home Products Corp.                      1,410           85,037
    Eli Lilly & Co.                                   1,000           79,280
    Johnson & Johnson Co.                               127            6,871
    Schering Plough Corp.                             2,500           97,625
                                                                  ----------
                                                                  $  280,106
----------------------------------------------------------------------------
  Medical & Health Technology Services - 19.5%
    Applera Corp. - Applied Biosystems Group          1,870       $   52,734
    Cardinal Health, Inc.                               195           14,358
    Express Scripts, Inc.*                              600           35,010
    Genzyme Corp.*                                      400           22,400
    Human Genome Sciences, Inc.*                        150            7,617
    IMPATH, Inc.*                                       650           30,641
    IMS Health, Inc.                                    550           14,135
    Inhale Therapeutic Systems Co.*                     340            5,274
    Pfizer, Inc.                                      1,360           56,059
                                                                  ----------
                                                                  $  238,228
----------------------------------------------------------------------------
  Pharmaceuticals - 2.8%
    United Therapeutics Corp.*                        2,800       $   34,188
----------------------------------------------------------------------------
  Retail - 1.1%
    CVS Corp.                                           380       $   13,684
----------------------------------------------------------------------------
Total U.S. Stocks                                                 $  747,691
----------------------------------------------------------------------------
Foreign Stocks - 33.7%
  France - 6.2%
    Generale de Sante (Healthcare)*                   1,480       $   25,906
    Sanofi-Synthelabo S.A. (Medical &
      Health Products)                                  790           49,643
                                                                  ----------
                                                                  $   75,549
----------------------------------------------------------------------------
  Germany - 4.0%
    Fresenius AG (Medical Supplies)                     114       $   11,340
    Fresenius Medical Care AG (Medical Supplies)        690           37,441
                                                                  ----------
                                                                  $   48,781
----------------------------------------------------------------------------
  Japan - 8.3%
    Chugai Pharmaceutical Co. Ltd.
      (Pharmaceuticals)                               3,000       $   42,257
    Shionogi & Co., Ltd. (Pharmaceuticals)            3,000           59,184
                                                                  ----------
                                                                  $  101,441
----------------------------------------------------------------------------
  Netherlands - 2.6%
    Akzo Nobel N.V. (Chemicals)                         520       $   21,727
    Jomed N.V. (Medical & Health Products)*             350           10,788
                                                                  ----------
                                                                  $   32,515
----------------------------------------------------------------------------
  Switzerland - 12.6%
    Novartis AG (Medical & Health Products)           2,800       $   97,407
    Syngenta AG (Chemicals)                             330           17,334
    Syngenta AG, ADR (Chemicals)                        150            1,590
    Synthes-Stratec, Inc. (Medical & Health
      Products)*                                         60           37,980
                                                                  ----------
                                                                  $  154,311
----------------------------------------------------------------------------
Total Foreign Stocks                                              $  412,597
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,334,481)                        $1,160,288
----------------------------------------------------------------------------

Repurchase Agreement - 4.2%
----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
----------------------------------------------------------------------------
    Merrill Lynch, dated 07/31/01, due 08/01/01,
      total to be received $51,006 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                         $  51       $   51,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,385,481)                   $1,211,288

Other Assets, Less Liabilities - 1.0%                                 12,131
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,223,419
----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS INTERNATIONAL CORE EQUITY

Stocks - 92.7%
--------------------------------------------------------------------------------
ISSUER                                                      SHARES         VALUE
--------------------------------------------------------------------------------
Foreign Stocks - 91.3%
  Australia - 1.4%
    Australia & New Zealand Banking Group Ltd.
      (Banks & Credit Cos.)*                                 1,264    $   10,010
    NRMA Insurance Group Ltd. (Insurance)                    5,600         9,388
                                                                      ----------
                                                                      $   19,398
--------------------------------------------------------------------------------
  Austria - 0.3%
    OMV AG (Oil & Gas)                                          50    $    4,650
--------------------------------------------------------------------------------
  Brazil - 1.7%
    Embraer Aircraft Corp., ADR (Aerospace & Defense)          241    $    8,580
    Petroleo Brasileiro S.A., ADR (Oil & Gas)                  350         8,249
    Votorantim Celulose E Papel S.A., ADR (Forest & Paper
      Products)                                                500         6,000
                                                                      ----------
                                                                      $   22,829
--------------------------------------------------------------------------------
  Canada - 3.3%
    Alberta Energy Co. Ltd. (Energy)                           199    $    7,917
    BCE, Inc. (Telecommunications)                             677        18,096
    Quebecor World, Inc. (Publishing)                          735        19,566
                                                                      ----------
                                                                      $   45,579
--------------------------------------------------------------------------------
  Denmark - 1.7%
    Danske Bank (Banks & Credit Cos.)                        1,298    $   22,573
--------------------------------------------------------------------------------
  France - 15.0%
    Alstom (Construction)                                      670    $   18,676
    April Group (Insurance)*                                 1,000        16,629
    Aventis S.A. (Pharmaceuticals)                             279        21,451
    Carrefour Supermarche S.A. (Supermarket)                   350        19,773
    Generale de Sante (Healthcare)*                            210         3,676
    Groupe Danone (Food & Beverage Products)                   130        16,953
    L'Air Liquide S.A. (Gas)                                   135        19,022
    Sanofi-Synthelabo S.A. (Medical & Health Products)         471        29,597
    Societe Television Francaise 1 (Entertainment)             100         3,374
    Technip S.A. (Construction)                                138        18,721
    Total Fina Elf S.A., "B" (Oils)                            258        36,715
                                                                      ----------
                                                                      $  204,587
--------------------------------------------------------------------------------
  Germany - 5.6%
    Allianz AG (Insurance)                                      25    $    7,023
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                398        21,596
    Linde AG (Engineering)                                     400        17,154
    ProSieben Sat.1 Media AG, Preferred (Broadcasting)         300         4,461
    SAP AG, Preferred (Computer Software - Systems)            127        18,451
    Software AG (Computer Software - Services)                 135         7,562
                                                                      ----------
                                                                      $   76,247
--------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Brilliance China Automotive Holdings Ltd. (Automotive   18,000    $    3,577
--------------------------------------------------------------------------------
  Israel - 1.4%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                    150    $    6,636
    Partner Communications Co. Ltd., ADR (Cellular
      Phones)*                                               1,900        12,559
                                                                      ----------
                                                                      $   19,195
--------------------------------------------------------------------------------
  Italy - 3.5%
    Assicurazioni Generali S.p.A. (Insurance)                  585    $   18,662
    Banca Intesa S.p.A. (Financial Services)                 6,667        21,240
    Banca Monte dei Paschi Siena S.p.A. (Banks & Credit
      Cos.)*                                                 2,356         7,526
                                                                      ----------
                                                                      $   47,428
--------------------------------------------------------------------------------
  Japan - 15.4%
    Asahi Breweries, Ltd. (Food & Beverage Products)         2,000    $   21,464
    Canon, Inc. (Special Products & Services)                1,000        33,773
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)         1,000        14,086
    Fast Retailing Co., Ltd. (Retail)                          100        17,895
    Honda Motor Co., Ltd., ADR (Automotive)                    240        22,056
    Murata Manufacturing Co. Ltd. (Electronics)                300        19,208
    NTT DoCoMo, Inc. (Telecommunications)                        1        13,845
    Secom Co. (Consumer Goods & Services)                      155        16,756
    Shiseido Co. (Pharmaceuticals)                           1,000         9,380
    Sony Corp. (Electronics)                                   300        14,766
    Tokyo Broadcasting System, Inc. (Entertainment)          1,000        17,247
    Tokyo Gas Co., Ltd. (Gas)                                3,000         9,364
                                                                      ----------
                                                                      $  209,840
--------------------------------------------------------------------------------
  Netherlands - 10.2%
    ABN Amro Holdings N.V. (Finance)*                          460    $    8,128
    Akzo Nobel N.V. (Chemicals)                                856        35,765
    ASM International N.V. (Electronics)*                      190         4,303
    Elsevier N.V. ADR (Publishing)                           1,900        23,181
    ING Groep N.V. (Financial Services) (Financial
      Services)*                                               852        27,769
    Libertel N.V. (Cellular Phones)*                           917         8,106
    Royal Dutch Petroleum Co. (Oils)                           377        21,991
    United Services Group N.V. (Business Services)*            495         9,033
                                                                      ----------
                                                                      $  138,276
--------------------------------------------------------------------------------
  Singapore - 0.6%
    DBS Group Holdings Ltd. (Financial Services)             1,000    $    7,489
--------------------------------------------------------------------------------
  South Korea - 2.7%
    Korea Telecom Corp. (Telecommunications)*                  400    $    8,480
    Samsung Electronics Co. (Electronics)##                    230        18,469
    SK Telecom Ltd., ADR (Telecommunications)                  500         9,165
                                                                      ----------
                                                                      $   36,114
--------------------------------------------------------------------------------
  Spain - 3.1%
    Altadis S.A. (Tobacco)*                                  1,500    $   21,556
    Centros Comerciales Carrefour S.A. (Retail)                630         8,767
    Gas Natural SDG, S.A. (Gas)                                100         1,748
    Iberdrola S.A. (Utilities - Electric)                      750         9,859
                                                                      ----------
                                                                      $   41,930
--------------------------------------------------------------------------------
  Switzerland - 10.1%
    Jomed (Medical & Health Products)*                         250    $    7,706
    Julius Baer Holdings (Banks & Credit Cos.)                   2         6,830
    Nestle S.A. (Food & Beverage Products)*                     80        17,134
    Novartis AG (Medical & Health Products)                  1,040        36,180
    Syngenta AG (Chemicals)                                  1,036        54,420
    Synthes-Stratec, Inc. (Medical & Health Products)           21        13,335
    Synthes-Stratec, Inc. (Medical & Health Products)*##         3         1,899
                                                                      ----------
                                                                      $  137,504
--------------------------------------------------------------------------------
  United Kingdom - 15.0%
    BOC Group PLC (Chemicals)                                  900    $   12,503
    CGNU PLC (Insurance)*                                    1,550        21,863
    Diageo PLC (Food & Beverage Products)*                   3,702        38,030
    HSBC Holdings PLC (Banks & Credit Cos.)*                 1,200        13,892
    Matalan PLC (Apparel and Textiles)                       2,950        20,806
    NEXT PLC (Retail)                                          542         7,097
    Reckitt Benckiser PLC (Consumer Goods & Services)        1,080        16,003
    Reuters Group PLC (Business Services)                    1,525        18,491
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*        1,009        23,002
    Vodafone Group PLC (Telecommunications)                 15,001        32,808
                                                                      ----------
                                                                      $  204,495
--------------------------------------------------------------------------------
Total Foreign Stocks                                                  $1,241,711
--------------------------------------------------------------------------------
U.S. Stocks - 1.4%
  Insurance - 1.4%
    AFLAC, Inc.                                                650    $   19,227
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,364,468)                            $1,260,938
--------------------------------------------------------------------------------
Repurchase Agreement - 5.1%
--------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------
    Merrill Lynch Treasury, dated 07/31/01, due 08/01/01,
      total to be received $70,008, (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                    $     70    $   70,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,434,468)                       $1,330,938

Other Assets, Less Liabilities - 2.2%                                     30,052
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $1,360,990
--------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2001

MFS NEW ENDEAVOR FUND

Stocks - 97.4%
----------------------------------------------------------------------------
ISSUER                                               SHARES            VALUE
----------------------------------------------------------------------------
U.S. Stocks - 96.7%
  Advertising & Broadcasting - 1.7%
    Lamar Advertising Co., "A"*                         420       $   18,471
    TMP Worldwide, Inc.*                                120            6,005
                                                                  ----------
                                                                  $   24,476
----------------------------------------------------------------------------
  Apparel & Textiles - 0.9%
    Nike, Inc., "B"                                     270       $   12,839
----------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                90       $    4,645
----------------------------------------------------------------------------
  Banks & Credit Cos. - 4.0%
    Capital One Financial Corp.                         200       $   12,854
    Comerica, Inc.                                      340           20,941
    Providian Financial Corp.                           170            8,393
    SouthTrust Corp.                                    410           10,525
    USA Education, Inc.                                  50            4,005
                                                                  ----------
                                                                  $   56,718
----------------------------------------------------------------------------
  Biotechnology - 2.4%
    Guidant Corp.*                                      580       $   18,490
    Waters Corp.*#                                      540           15,930
                                                                  ----------
                                                                  $   34,420
----------------------------------------------------------------------------
  Business Services - 2.9%
    Concord EFS, Inc.*                                  280       $   16,066
    DST Systems, Inc.*                                  190            8,978
    Fiserv, Inc.*                                       290           16,640
                                                                  ----------
                                                                  $   41,684
----------------------------------------------------------------------------
  Communication Equipment - 0.9%
    Agere Systems, Inc.*#                             2,210       $   12,221
----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Compaq Computer Corp.                               900       $   13,446
----------------------------------------------------------------------------
  Computer Software - 2.6%
    VeriSign, Inc.*                                     675       $   36,862
----------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    CheckFree Corp.*                                     80       $    2,413
----------------------------------------------------------------------------
  Computer Software - Systems - 10.8%
    Citrix Systems, Inc.*                               360       $   12,049
    Rational Software Corp.*                            870           14,895
    VERITAS Software Corp.*                             280           11,875
    BMC Software, Inc.*                                 900           18,000
    Cadence Design Systems, Inc.*                       660           14,559
    Extreme Networks, Inc.*                             490           13,735
    I2 Technologies, Inc.*                            1,300           12,545
    Manugistics Group, Inc.*                            320            6,947
    McDATA Corp.*                                     1,600           29,040
    Peoplesoft, Inc.*                                   300           13,101
    SunGard Data Systems, Inc.*                         210            5,727
                                                                  ----------
                                                                  $ 152,473
----------------------------------------------------------------------------
  Drugs & Health Care - 0.7%
    Inhale Therapeutic Systems Co.*                     600       $    9,306
----------------------------------------------------------------------------
  Electronics - 3.4%
    Advanced Micro Devices, Inc.*                     1,060       $   19,356
    Atmel Corp.*                                        300            3,003
    Cypress Semiconductor Corp.*                        280            7,638
    Fairchild Semiconductor International Co.*          150            3,577
    Lam Research Corp.*                                 120            3,359
    LSI Logic Corp.*                                    490           10,672
                                                                  ----------
                                                                  $   47,605
----------------------------------------------------------------------------
  Entertainment - 2.8%
    Entercom Communications Corp.*                      240       $   11,686
    Sirius Satellite Radio, Inc.*                       700            5,635
    Univision Communications, Inc., "A"*                320           12,217
    Young Broadcasting, Inc., "A"*                      350           10,150
                                                                  ----------
                                                                  $   39,688
----------------------------------------------------------------------------
  Financial Institutions - 5.7%
    Nasdaq 100 Index Tracking Stock#                  1,700       $   70,992
    Franklin Resources, Inc.                            100            4,314
    Golden West Financial Corp.                          70            4,525
                                                                  ----------
                                                                  $   79,831
----------------------------------------------------------------------------
  Financial Services - 1.1%
    Instinet Group, Inc.                              1,100       $   15,290
----------------------------------------------------------------------------
  Healthcare - 2.5%
    Caremark Rx, Inc.*#                               1,600       $   28,128
    First Health Group Corp.*#                          250            6,648
                                                                  ----------
                                                                  $   34,776
----------------------------------------------------------------------------
  Insurance - 3.2%
    CIGNA Corp.                                         260       $   26,081
    Willis Group Holdings Ltd.*                       1,110           19,147
                                                                  ----------
                                                                  $$  45,228
----------------------------------------------------------------------------
  Internet - 0.6%
    CNET Networks, Inc.*                                760       $    8,360
----------------------------------------------------------------------------
  Machinery - 0.8%
    Danaher Corp.                                       200       $   11,318
----------------------------------------------------------------------------
  Media - 1.3%
    Radio One, Inc.*                                    480       $    8,775
    Westwood One, Inc.*                                 330            9,286
                                                                  ----------
                                                                  $   18,061
----------------------------------------------------------------------------
  Medical & Health Products - 5.4%
    Applera Corp. - Applied Biosystems Group            830       $   23,406
    Allergan, Inc.#                                     410           30,869
    Forest Laboratories, Inc.*#                         210           16,495
    Stryker Corp.                                       100            5,998
                                                                  ----------
                                                                  $   76,768
----------------------------------------------------------------------------
  Medical & Health Technology Services - 5.2%
    Genzyme Corp.*                                      170       $    9,520
    IMS Health, Inc.                                  1,050           26,985
    LifePoint Hospitals, Inc.*                          135            5,779
    Renal Care Group, Inc.*                             500           14,750
    Tenet Healthcare Corp.*                             160            8,882
    Triad Hospitals, Inc.*                              230            7,802
                                                                  ----------
                                                                  $   73,718
----------------------------------------------------------------------------
  Oil Services - 3.3%
    BJ Services Co.*                                    650       $   16,393
    Burlington Resources, Inc.                          110            4,758
    Cooper Cameron Corp.*                                60            3,054
    Global Marine, Inc.*                                500            8,640
    Noble Drilling Corp.*                               430           13,197
                                                                  ----------
                                                                  $   46,042
----------------------------------------------------------------------------
  Oils - 3.2%
    Anadarko Petroleum Corp.                            150       $    8,520
    Devon Energy Corp.                                  300           16,263
    EOG Resources, Inc.                                 570           20,149
                                                                  ----------
                                                                  $   44,932
----------------------------------------------------------------------------
  Pharmaceuticals - 2.8%
    IVAX Corp.*                                         650       $   22,100
    Sepracor, Inc.*                                     210            9,253
    Watson Pharmaceuticals, Inc.*                       120            7,902
                                                                  ----------
                                                                  $   39,255
----------------------------------------------------------------------------
  Printing & Publishing - 3.5%
    Gannett Co., Inc.                                   160       $   10,725
    Meredith Corp.                                      400           14,348
    Scripps (E.W.) Howard, Inc., "A"                    120            8,378
    Tribune Co.                                         400           16,504
                                                                  ----------
                                                                  $   49,955
----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                       170       $    6,067
----------------------------------------------------------------------------
  Restaurants & Lodging - 3.8%
    Brinker International, Inc.*                        720       $   18,158
    CEC Entertainment, Inc.*                            400           14,276
    Four Seasons Hotels, Inc.                            80            4,396
    Hilton Hotels Corp.                                 950           11,505
    Outback Steakhouse, Inc.*                           110            3,158
    Starbucks Corp.*                                    100            1,804
                                                                  ----------
                                                                  $   53,297
----------------------------------------------------------------------------
  Retail - 1.5%
    BJ's Wholesale Club, Inc.*                           80       $    4,480
    Dollar Tree Stores, Inc.*                           410           10,672
    Tiffany & Co.                                        80            2,824
    Williams-Sonoma, Inc.*                               80            3,049
                                                                  ----------
                                                                  $   21,025
----------------------------------------------------------------------------
  Special Products & Services - 0.7%
    SPX Corp.*                                           80       $    9,693
----------------------------------------------------------------------------
  Technology - 0.7%
    Macrovision Corp.                                   200       $    9,666
----------------------------------------------------------------------------
  Telecommunications - 7.0%
    3Com Corp.*                                       2,300       $   11,270
    AT&T Corp., "A"*                                    800           12,584
    Cabletron Systems, Inc.*#                           530            9,842
    Charter Communications, Inc.*                       850           18,309
    JDS Uniphase Corp.*                               2,200           20,328
    Network Appliance, Inc.*                            500            6,240
    NMS Communications Corp.                          1,000            4,640
    Scientific-Atlanta, Inc.                            350            8,908
    Time Warner Telecom, Inc.*                          230            6,465
                                                                  ----------
                                                                  $   98,586
----------------------------------------------------------------------------
  Telecom - Wireless - 1.0%
    American Tower Corp., "A"*                          820       $   13,899
----------------------------------------------------------------------------
  Telecom - Wireline - 6.8%
    CIENA Corp.*                                        200       $    6,628
    Comverse Technology, Inc.*                        2,300           65,044
    QLogic Corp.*                                       300           11,523
    Tekelec Co.*                                        650           13,234
                                                                  ----------
                                                                  $   96,429
----------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    Calpine Corp.*#                                     650       $   23,394
----------------------------------------------------------------------------
Total U.S. Stocks                                                 $1,364,386
----------------------------------------------------------------------------
Foreign Stocks - 0.7%
  Switzerland - 0.7%
    Novartis AG, ADR (Pharmaceuticals)                  300       $   10,506
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,357,587)                        $1,374,892
----------------------------------------------------------------------------
Repurchase Agreement - 1.3%
----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
----------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 07/31/01,
      due 08/01/01, total to be received $19,002
      (secured by various U.S. Treasury & Federal
      Agency obligations in a jointly traded
      account), at Cost                            $     19       $   19,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,376,587)                   $1,393,892
----------------------------------------------------------------------------

Securities Sold Short - (13.0)%
----------------------------------------------------------------------------
                                                     SHARES
----------------------------------------------------------------------------
U.S. Stocks - (12.0)%
  Communication Equipment - (1.3)%
    Tellium, Inc.*                                   (1,400)      $  (18,410)
----------------------------------------------------------------------------
  Computer Software - Services - (0.4)%
    Internet Infrastructure Hldrs                      (600)      $   (5,400)
----------------------------------------------------------------------------
  Consumer Goods & Services - (0.3)%
    Cintas Corp.                                        (80)      $   (4,014)
----------------------------------------------------------------------------
  Electronics - (2.3)%
    Flextronics International Ltd.*                    (600)         (16,314)
    KLA-Tencor Corp.*                                  (300)         (16,317)
                                                                  ----------
                                                                  $  (32,631)
----------------------------------------------------------------------------
  Medical & Health Technology Services - (2.2)%
    Human Genome Sciences, Inc.*                       (600)      $  (30,468)
----------------------------------------------------------------------------
  Restaurants & Lodging - (0.6)%
    Krispy Kreme Doughnuts, Inc.*                      (300)      $   (8,460)
----------------------------------------------------------------------------
  Retail - (0.8)%
    Circuit City Stores, Inc.                          (430)      $   (8,062)
    Kohl's Corp.*                                       (70)          (4,010)
                                                                  ----------
                                                                  $  (12,072)
----------------------------------------------------------------------------
  Technology - (3.3)%
    Semiconductor HOLDRs Trust                       (1,000)      $  (46,610)
----------------------------------------------------------------------------
  Telecommunications - (0.8)%
    Sonus Networks, Inc.*                              (550)      $  (12,067)
----------------------------------------------------------------------------
Total U.S. Stocks Sold Short                                      $ (170,132)
----------------------------------------------------------------------------
Foreign Stocks - (1.0)%
  Japan - (0.7)%
    Sony Corp., ADR (Electronics)                      (200)      $   (9,904)
----------------------------------------------------------------------------
  Switzerland - (0.3)%
    Adecco SA, REG (Placement Services)                 (80)      $   (3,982)
----------------------------------------------------------------------------
Total Foreign Stocks Sold Short                                   $  (13,886)
----------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received,
  $(191,918))                                                     $ (184,018)
----------------------------------------------------------------------------
Other Assets, Less Liabilities - 14.3%                               201,568
----------------------------------------------------------------------------
Net Assets - 100.0%                                               $1,411,442
----------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

KTS = Kazakhstan Tenge

See notes to financial statements.


PORTFOLIO FOOTNOTES:
  * Non-income producing security.
  # Security or a portion of the security was pledged to cover collateral requirements. At July 31, 2001, the value of securities pledged for the MFS New Endeavor Fund amounted to $214,519.
 ## SEC Rule 144A restriction.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
----------------------------------------------------------------------------------------------------
                                                      MFS EMERGING       MFS GLOBAL       MFS GLOBAL
                                                           MARKETS     CONSERVATIVE           HEALTH
JULY 31, 2001                                            DEBT FUND      EQUITY FUND    SCIENCES FUND
----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $960,813, $1,441,503, and $1,385,481,
    respectively)                                       $  977,885     $  1,379,924      $  1,211,288
  Cash                                                      65,744              256               604
  Foreign currency, at value (identified cost,
    $4,339)                                                  3,960         --               --
  Net receivable for forward foreign currency
    exchange contracts
    to sell                                                  6,863         --               --
  Receivable for investments sold                           50,466           29,503            10,978
  Interest and dividends receivable                         27,021            1,239               602
                                                        ----------     ------------      ------------
      Total assets                                      $1,131,939     $  1,410,922      $  1,223,472
                                                        ----------     ------------      ------------
Liabilities:
  Payable for investments purchased                     $   53,800     $     24,915      $  --
  Net payable for forward foreign currency
    exchange contracts
    subject to master netting agreements                     5,496         --               --
  Written option outstanding, at value
    (premiums received, $3,780)                              1,778         --               --
  Payable to affiliates -
    Management fee                                        --                     38                33
    Reimbursement fee                                     --                      9                 6
    Shareholder servicing agent fee                       --               --                       3
    Distribution and service fee                          --               --                      11
                                                        ----------     ------------      ------------
      Total liabilities                                 $   61,074     $     24,962      $         53
                                                        ----------     ------------      ------------
    Net assets                                          $1,070,865     $  1,385,960      $  1,223,419
                                                        ==========     ============      ============
Net assets consist of:
  Paid-in capital                                       $1,006,414     $  1,500,200      $  1,501,354
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                       20,062          (61,567)         (174,189)
  Accumulated net realized loss on investments and
    foreign currency transactions                          (21,930)         (56,452)         (103,746)
  Accumulated undistributed net investment income           66,319            3,779                --
                                                        ----------     ------------      ------------
      Total                                             $1,070,865     $  1,385,960      $  1,223,419
                                                        ==========     ============      ============
Shares of beneficial interest outstanding:
  Class A                                                   23,557          150,020           150,250
  Class I                                                   83,389         --                     520
                                                        ----------     ------------      ------------
      Total shares of beneficial interest outstanding      106,946          150,020           150,770
                                                        ==========     ============      ============
Net assets:
  Class A                                               $  236,161     $  1,385,960      $  1,219,191
  Class I                                                  834,704         --                   4,228
                                                        ----------     ------------      ------------
      Total net assets                                  $1,070,865     $  1,385,960      $  1,223,419
                                                        ==========     ============      ============
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                      $10.02           $ 9.24           $ 8.11
                                                        ======           ======           ======
  Offering price per share
    (100 / 94.25 of net asset value per share)          $10.63           $ 9.80           $ 8.60
                                                        ======           ======           ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share
    (net assets / shares of beneficial interest
      outstanding)                                      $10.01           $ --             $ 8.13
                                                        ======           ======           ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Assets and Liabilities - continued
------------------------------------------------------------------------------------------------------
                                                              MFS INTERNATIONAL                MFS NEW
                                                                   CORE  EQUITY               ENDEAVOR
JULY 31, 2001                                                              FUND                   FUND
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,434,468 and
    $1,376,587, respectively)                                      $  1,330,938           $  1,393,892
  Cash                                                                    7,259                 67,839
  Foreign currency, at value (identified cost $9,908 and $14,
    respectively)                                                        10,035                     13
  Deposits with brokers for securities sold short                      --                      191,918
  Receivable for investments sold                                        26,705                780,052
  Receivable for fund shares sold                                      --                          341
  Interest and dividends receivable                                       1,868                  1,224
                                                                   ------------           ------------
      Total assets                                                 $  1,376,805           $  2,435,279
                                                                   ------------           ------------
Liabilities:
  Payable for dividends on securities sold short                   $   --                 $         42
  Securities sold short, at value (proceeds received, $0 and
    $191,918, respectively)                                            --                      184,018
  Payable for investments purchased                                      15,769                839,735
  Payable to affiliates -
    Management fee                                                           37                     31
    Reimbursement fee                                                         9                     11
                                                                   ------------           ------------
      Total liabilities                                            $     15,815           $  1,023,837
                                                                   ------------           ------------
Net assets                                                         $  1,360,990           $  1,411,442
                                                                   ------------           ------------
Net assets consist of:
  Paid-in capital                                                  $  1,518,300           $  1,409,278
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies        (103,407)                25,204
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (56,637)               (23,040)
  Accumulated undistributed net investment income                         2,734               --
                                                                   ------------           ------------
      Total                                                        $  1,360,990           $  1,411,442
                                                                   ------------           ------------
Shares of beneficial interest outstanding                             151,922                148,448
                                                                      -------                -------
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)           $8.96                 $ 9.51
                                                                       -----                 ------
                                                                      ----                  -----
  Offering price per share
  (100 / 94.25 of net asset value per share)                           $9.51                 $10.09
                                                                       =====                 ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations
----------------------------------------------------------------------------------------------------------------
                                                        MFS EMERGING            MFS GLOBAL            MFS GLOBAL
                                                             MARKETS          CONSERVATIVE                HEALTH
YEAR ENDED JULY 31, 2001                                   DEBT FUND          EQUITY FUND*         SCIENCES FUND
----------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                $146,356            $    3,683             $   1,568
    Dividends                                                  --                   12,903                 6,773
    Foreign taxes withheld                                     --                     (814)                 (387)
                                                            --------            ----------             ---------
      Total investment income                               $146,356            $   15,772             $   7,954
                                                            --------            ----------             ---------
  Expenses -
    Management fee                                          $ 10,466            $    8,239             $   7,395
    Shareholder servicing agent fee                            1,232                   824                   739
    Distribution and service fee                               2,600                 2,899                 2,579
    Administrative fee                                           181                   143                   128
    Custodian fee                                              8,140                 1,796                 1,140
    Printing                                                  18,702                 3,024                16,793
    Postage                                                      296                   140                   260
    Auditing fees                                             30,400                 9,600                 9,000
    Legal fees                                                 4,414                 3,657                 3,230
    Registration fees                                          1,900                --                     4,643
    Miscellaneous                                              3,019                 2,338                 2,877
                                                            --------            ----------             ---------
      Total expenses                                        $ 81,350            $   32,660             $  48,784
    Fees paid indirectly                                      (1,161)                 (308)                 (276)
    Reduction of expenses by investment adviser and
      distributor                                            (80,189)              (22,053)              (36,685)
                                                            --------            ----------             ---------
      Net expenses                                          $  --               $   10,299             $  11,823
                                                            --------            ----------             ---------
        Net investment income (loss)                        $146,356            $    5,473             $  (3,869)
                                                            --------            ----------             ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $ 10,352            $  (56,452)            $(103,746)
    Futures contracts                                           (867)               --                    --
    Foreign currency transactions                                (71)               (1,694)               (1,457)
    Written options transactions                               2,658                --                    --
                                                            --------            ----------             ---------
      Net realized gain (loss) on investments and
        foreign currency transactions                       $ 12,072            $  (58,146)            $(105,203)
                                                            --------            ----------             ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $(31,917)           $  (61,579)            $(174,193)
    Future contracts                                            (615)               --                    --
    Written options                                            2,002                --                    --
    Translation of assets and liabilities in foreign
      currencies                                               2,911                    12                     4
                                                            --------            ----------             ---------
      Net unrealized loss on investments and foreign
        currency translation                                $(27,619)           $  (61,567)            $(174,189)
                                                            --------            ----------             ---------
        Net realized and unrealized loss on
          investments and foreign currency                  $(15,547)           $ (119,713)            $(279,392)
                                                            --------            ----------             ---------
          Increase (decrease) in net assets from
            operations                                      $130,809            $ (114,240)            $(283,261)
                                                            ========            ==========             =========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations - continued
------------------------------------------------------------------------------------------------------
                                                               MFS INTERNATIONAL               MFS NEW
                                                                     CORE EQUITY              ENDEAVOR
YEAR ENDED JULY 31, 2001                                                   FUND*                FUND**
------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                           $   3,410              $  6,391
    Dividends                                                             15,024                 4,334
    Foreign taxes withheld                                               (1,612)                   (11)
                                                                       ---------              --------
      Total investment income                                          $  16,822              $ 10,714
                                                                       ---------              --------
  Expenses -
    Management fee                                                     $   8,187              $  6,243
    Shareholder servicing agent fee                                          819                   693
    Distribution and service fee                                           2,882                 2,425
    Administrative fee                                                       143                   101
    Custodian fee                                                          3,771                 1,749
    Printing                                                               5,247                17,774
    Postage                                                                  141                 1,339
    Auditing fees                                                          9,600                 9,000
    Legal fees                                                             2,602                 5,153
    Registration fees                                                     --                     4,217
    Dividend expense on securities sold short                             --                       783
    Broker charges                                                        --                     6,436
    Miscellaneous                                                          5,552                 3,875
                                                                       ---------              --------
      Total expenses                                                   $  38,944              $ 59,788
    Fees paid indirectly                                                    (636)                 (266)
    Reduction of expenses by investment advisor and distributor          (28,074)              (43,979)
                                                                       ---------              --------
      Net expenses                                                     $  10,234              $ 15,543
                                                                       ---------              --------
        Net investment income (loss)                                   $   6,588              $ (4,829)
                                                                       ---------              --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $ (56,636)             $(23,040)
    Foreign currency transactions                                         (3,855)                   48
                                                                       ---------              --------

      Net realized loss on investments and foreign currency
        transactions                                                   $ (60,491)             $(22,992)
                                                                       ---------              --------

  Change in unrealized appreciation (depreciation) -
    Investments                                                        $(103,530)             $ 17,305
    Securities sold short                                                 --                     7,900
    Translation of assets and liabilities in foreign currencies              123                    (1)
                                                                       ---------              --------

      Net unrealized gain (loss) on investments and foreign
        currency translation                                           $(103,407)             $ 25,204
                                                                       ---------              --------

        Net realized and unrealized gain (loss) on investments
          and foreign currency                                         $(163,898)             $  2,212
                                                                       ---------              --------
          Decrease in net assets from operations                       $(157,310)             $ (2,617)
                                                                       =========              ========
 * For the period from the commencement of the fund's investment operations, December 29, 2000, through
   July 31, 2001.
** For the period from the commencement of the fund's investment operations, September 29, 2000, through
   July 31, 2001.

See notes to financial statements.

Statements of Changes to Net Assets
--------------------------------------------------------------------------------
                                                     MFS EMERGING MARKETS
                                                           DEBT FUND
--------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                   2001           2000
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $  146,356    $  149,288
  Net realized gain on investments and
    foreign currency transactions                       12,072       190,336
  Net unrealized gain (loss) on
    investments and foreign currency translation       (27,619)       37,978
                                                    ----------    ----------
      Increase in net assets from operations        $  130,809    $  377,602
                                                    ----------    ----------
Distributions declared to shareholders -
  From net investment income (Class A)              $ (152,140)   $ (106,759)
  From net investment income (Class I)                 (21,510)      (19,083)
  From net realized gain on investment
    and foreign currency transactions
    (Class A)                                           (7,160)       --
  From net realized gain on investments
    and foreign currency transactions
    (Class I)                                           (1,012)       --
                                                    ----------    ----------
      Total distributions declared to shareholders  $ (181,822)   $ (125,842)
                                                    ----------    ----------
Net increase (decrease) in net assets
  from fund share transactions                      $ (298,765)   $   64,813
                                                    ----------    ----------
      Total increase (decrease) in net assets       $  (349,778)  $  316,573
Net assets:
  At beginning of year                               1,420,643     1,104,070
                                                    ----------    ----------
  At end of year (including accumulated
    undistributed net investment income
    of $66,319 and $84,599, respectively)           $1,070,865    $1,420,643
                                                    ==========    ==========

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
MFS EMERGING MARKETS DEBT FUND
-----------------------------------------------------------------------------------------------------------------------------
                             YEAR ENDED JULY 31,                                    YEAR ENDED JULY 31,
                       --------------------------------      PERIOD ENDED      -----------------------------     PERIOD ENDED
                           2001         2000       1999    JULY 31, 1998*         2001       2000       1999   JULY 31, 1998*
-----------------------------------------------------------------------------------------------------------------------------
                        CLASS A                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of year      $10.40      $  8.52    $  9.58            $10.00       $10.38    $  8.52    $  9.58          $10.00
                         ------      -------    -------            ------       ------    -------    -------          ------
Income from investment operations# -
  Net investment
    income(S)            $ 1.24      $  1.09    $  0.81            $ 0.25       $ 1.15    $  1.13    $  0.78          $  0.25
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency      (0.28)        1.77      (1.31)            (0.67)       (0.18)      1.71      (1.28)           (0.67)
                          -----        -----      -----             -----        -----      -----      -----            -----
      Total from
        investment
        operations       $ 0.96      $  2.86    $ (0.50)           $(0.42)      $ 0.97    $  2.84    $ (0.50)         $ (0.42)
                          -----        -----      -----             -----        -----      -----      -----            -----
Less distributions
  declared to
  shareholders -
  From net investment
    income               $(1.28)     $ (0.98)   $ (0.56)           $ --         $(1.28)   $ (0.98)   $ (0.56)         $ --
  From net realized
    gain on
    investments and
    foreign currency
    transactions          (0.06)        --         --                --          (0.06)     --         --               --
                          -----        -----      -----             -----        -----      -----      -----            -----
      Total distributions
        declared to
        shareholders     $(1.34)     $ (0.98)   $ (0.56)           $ --         $(1.34)   $ (0.98)   $ (0.56)         $ --
                          -----        -----      -----             -----        -----      -----      -----            -----
Net asset value - end
  of year                $10.02      $ 10.40    $  8.52            $ 9.58       $10.01    $ 10.38    $  8.52          $  9.58
                         ======      =======    =======            ======       ======    =======    =======          =======
Total return(+)           10.73%       34.86%     (4.06)%           (4.20)%++    10.74%     34.73%     (4.07)%          (4.20)%++
Ratios (to average net
  assets)/Supplemental
  data(S):
  Expenses##               0.09%        0.05%      1.56%             1.70%+       0.09%      0.05%      1.56%            1.70%+
  Net investment
    income                12.14%       11.64%     10.09%             6.65%+      11.34%     11.64%     10.15%            6.92%+
Portfolio turnover          418%         338%       449%               68%         418%       338%       449%              68%
Net assets at end of
  period (000
  Omitted)                 $236       $1,240     $1,018              $959         $835       $180        $86               $1

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees effective July 1, 1999. In consideration, the fund pays the investment adviser a fee not greater than 1.65% of average daily net assets. The investment adviser has agreed to waive the reimbursement for an indefinite period of time. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment
          income         $ 0.56      $  0.65    $  0.54           $  0.06      $  0.52    $  0.71    $  0.55          $  0.07
        Ratios (to average net assets):
          Expenses##       6.71%        4.73%      4.88%             6.89%+       6.36%      4.38%      4.53%            6.54%+
          Net investment
            income         5.52%        6.96%      6.77%             1.46%+       5.07%      7.31%      7.18%            2.08%+
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

----------------------------------------------------------------------------
MFS GLOBAL CONSERVATIVE EQUITY FUND
----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JULY 31, 2001*
----------------------------------------------------------------------------
                                                                    CLASS A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.04
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.80)
                                                                      ------
      Total from investment operations                                $(0.76)
                                                                      ------
Net asset value - end of period                                       $ 9.24
                                                                      ======
Total return(+)                                                        (7.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.29%+
  Net investment income                                                 0.66%+
Portfolio turnover                                                        75%
Net assets at end of period (000 Omitted)                             $1,386

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.11)
        Ratios (to average net assets):
          Expenses##                                                    3.95%+
          Net investment loss                                          (2.00)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
MFS GLOBAL HEALTH SCIENCES FUND
------------------------------------------------------------------------------------------------------
                                                                 PERIOD                        PERIOD
                                                                  ENDED                         ENDED
                                                          JULY 31, 2001*                JULY 31, 2001*
------------------------------------------------------------------------------------------------------
                                                                CLASS A                       CLASS I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $10.00                        $10.00
                                                                 ------                        ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.03)                       $(0.01)
  Net realized and unrealized loss on investments and
    foreign currency                                              (1.86)                        (1.86)
                                                                 ------                        ------
      Total from investment operations                           $(1.89)                       $(1.87)
                                                                 ------                        ------
Net asset value - end of period                                  $ 8.11                        $ 8.13
                                                                 ======                        ======
Total return(+)                                                  (18.90)%++                    (18.70)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.63%+                        1.28%+
  Net investment loss                                             (0.52)%+                      (0.19)%+
Portfolio turnover                                                   42%                           42%
Net assets at end of period (000 Omitted)                        $1,219                        $    4

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.27)                       $(0.25)
        Ratios (to average net assets):
          Expenses##                                               6.56%+                        6.21%+
          Net investment loss                                     (5.45)%+                      (5.12)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through
    July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

----------------------------------------------------------------------------
MFS INTERNATIONAL CORE EQUITY FUND
----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JULY 31, 2001*
----------------------------------------------------------------------------
                                                                    CLASS A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.04
  Net realized and unrealized loss on investments and foreign
    currency transactions                                              (1.08)
                                                                      ------
      Total from investment operations                                $(1.04)
                                                                      ------
Net asset value - end of period                                       $ 8.96
                                                                      ======
Total return                                                          (10.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.33%+
  Net investment income                                                 0.80%+
Portfolio turnover                                                        72%
Net assets at end of period (000 Omitted)                             $1,361

  (S) The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for the period indicated. If the fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.14)
        Ratios (to average net assets):
          Expenses##                                                    4.75%+
          Net investment loss                                          (2.62)%+
  * For the period from the commencement of the fund's investment operations December 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
MFS NEW ENDEAVOR FUND
----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JULY 31, 2001*
----------------------------------------------------------------------------
                                                                    CLASS A
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.06)
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.41)
                                                                      ------
      Total from investment operations                                $(0.47)
                                                                      ------
Less distributions declared to shareholders from paid-in capital      $(0.02)
                                                                      ------
Net asset value - end of period                                       $ 9.51
                                                                      ======
Total return(+)                                                        (4.77)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                        1.34%+
  Net investment loss                                                  (0.69)%+
Portfolio turnover                                                       809%
Net assets at end of period (000 Omitted)                             $1,411

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.55)
        Ratios (to average net assets):
          Expenses##                                                    7.54%+
          Net investment loss                                          (6.89)%+

* For the period from the commencement of the fund's investment operations September 29, 2000, through July 31, 2001.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.33% for the period ended July 31, 2001.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, MFS International Core Equity Fund and MFS New Endeavor Fund are each a separate series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. MFS Global Conservative Equity Fund, MFS International Core Equity Fund and MFS Global Health Sciences Fund are non-diversified series of the trust. MFS Emerging Markets Debt Fund and MFS New Endeavor Fund are diversified series of the trust.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The MFS Emerging Markets Debt Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each fund may enter into contracts with the intent of changing the relative exposure of each fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The MFS New Endeavor Fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Emerging Markets Debt Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The MFS Emerging Markets Debt Fund and MFS New Endeavor Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and will begin amortizing premiums on debt securities effective August 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

During the period ended July 31, 2001, the following amounts were reclassified due to permanent differences between book and tax accounting for mortgage-backed securities, currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

                                                           MFS
                                       MFS                GLOBAL              MFS                    MFS                 MFS
                                EMERGING MARKETS       CONSERVATIVE      GLOBAL HEALTH       INTERNATIONAL CORE     NEW ENDEAVOR
                                    DEBT FUND          EQUITY FUND       SCIENCES FUND           EQUITY FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                     $  --                $  --             $(5,326)               $  --               $(6,866)
Accumulated undistributed
  net realized loss on
  investments and foreign
  currency transactions              (9,014)              1,694              1,457                  3,854                 (48)
Accumulated undistributed
  net investment income               9,014              (1,694)             3,869                 (3,854)              6,914

At July 31, 2001, the following funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                          TOTAL
                       CARRYFORWARD     2002         2003         2004         2005        2006        2007        2008       2009
-----------------------------------------------------------------------------------------------------------------------------------
MFS Global Conservative
  Equity Fund           $ 51,819      $ --         $ --         $ --         $ --        $ --        $ --        $ --      $ 51,819
MFS Global Health
  Sciences Fund          103,330        --           --           --           --          --          --          --       103,330
MFS International Core
  Equity Fund             50,529        --           --           --           --          --          --          --        50,529
MFS New Endeavor Fund      1,117        --           --           --           --          --          --          --         1,117
-----------------------------------------------------------------------------------------------------------------------------------

Multiple Classes of Shares of Beneficial Interest - The MFS Emerging Markets Debt Fund and the MFS Global Health Sciences Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)  Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each fund's average daily net assets. The Emerging Markets Debt Fund's investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statement of Operations. Management fees are as follows:

                                                        MANAGEMENT FEE
-------------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                              0.85%
MFS Global Conservative Equity Fund                         1.00%
MFS Global Health Sciences Fund                             1.00%
MFS International Core Equity Fund                          1.00%
MFS New Endeavor Fund                                       0.90%

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 1.65%, 0.25%, 0.25%, 0.25% and 0.30% of average daily net assets of the MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, MFS International Core Equity Fund and MFS New Endeavor Fund, respectively. MFS has agreed to waive their right to receive the reimbursement fee for the MFS Emerging Markets Debt Fund. For the year ended July 31, 2001, MFS did not impose the reimbursement fee of $20,424. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2001, aggregate unreimbursed expenses amounted to:

     MFS EMERGING            MFS GLOBAL             MFS GLOBAL                 MFS
     MARKET DEBT            CONSERVATIVE          HEALTH SCIENCES      INTERNATIONAL CORE         MFS NEW
         FUND                EQUITY FUND               FUND                EQUITY FUND         ENDEAVOR FUND
------------------------------------------------------------------------------------------------------------
       $102,562                $19,154                $36,685                $25,192              $40,771

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the period ended July 31, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived for each fund except for MFS Global Health Sciences Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A share of each fund during the period ended July 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                      MFS              MFS GLOBAL             MFS                    MFS                 MFS
                               EMERGING MARKETS       CONSERVATIVE       GLOBAL HEALTH       INTERNATIONAL CORE     NEW ENDEAVOR
                                   DEBT FUND           EQUITY FUND       SCIENCES FUND           EQUITY FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases
  Investments (non-U.S.
  government securities)          $4,696,316           $2,014,538          $1,965,401            $2,368,882          $7,234,239
Sales
  Investments (non-U.S.
  government securities)          $5,084,525            $613,514            $527,155              $947,779           $5,774,969

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                     MFS             MFS GLOBAL            MFS                  MFS                  MFS
               EMERGING MARKETS     CONSERVATIVE      GLOBAL HEALTH      INTERNATIONAL CORE      NEW ENDEAVOR
                  DEBT FUND          EQUITY FUND      SCIENCES FUND         EQUITY FUND              FUND
-----------------------------------------------------------------------------------------------------------------
Aggregate cost     $965,575         $1,446,136         $1,385,898             $1,440,575         $1,398,510
-----------------------------------------------------------------------------------------------------------------
Gross unrealized
  appreciation     $ 33,957         $   50,952         $   44,847             $   28,103         $   37,970
Gross unrealized
  depreciation      (21,647)          (117,164)          (219,457)              (137,740)           (42,588)
-----------------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)   $ 12,310         $  (66,212)        $ (174,610)            $ (109,637)        $   (4,618)
-----------------------------------------------------------------------------------------------------------------

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     MFS EMERGING MARKETS DEBT FUND
                          -----------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                                JULY 31, 2001               JULY 31, 2000
                           ------------------------    -----------------------
                              SHARES         AMOUNT      SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                    1,039     $   10,000       6,917     $   65,000
Shares issued to
  shareholders in
  reinvestment of
  distributions               17,680        159,293      12,022        106,754
Shares reacquired           (114,487)    (1,100,005)    (19,044)      (177,933)
                           ---------    -----------    --------     ----------
    Net decrease             (95,768)   $  (930,712)       (105)    $   (6,179)
                           =========    ===========    ========     ==========

Class I shares
                                  YEAR ENDED                 YEAR ENDED
                                JULY 31, 2001               JULY 31, 2000
                           ------------------------    -----------------------
                              SHARES         AMOUNT      SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                   90,895    $   870,419      40,558     $  396,257
Shares issued to
  shareholders in
  reinvestment of
  distributions                2,508         22,570       2,149         19,078
Shares reacquired            (27,381)      (261,042)    (35,437)      (344,343)
                           ---------    -----------    --------     ----------
    Net increase              66,022    $   631,947       7,270     $   70,992
                           =========    ===========    ========     ==========

Class A shares
                           MFS GLOBAL CONSERVATIVE        MFS GLOBAL HEALTH          MFS INTERNATIONAL              MFS NEW
                                EQUITY FUND**              SCIENCES FUND**          CORE EQUITY FUND**          ENDEAVOR FUND*
PERIOD ENDED JULY 31,      ------------------------    -----------------------    -----------------------    ---------------------
2001                          SHARES         AMOUNT      SHARES         AMOUNT      SHARES         AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                  150,020     $1,500,200     150,611     $1,504,418     151,922     $1,518,300    202,305    $1,927,227
Shares issued to
  shareholders in
  reinvestment of
  distributions               --            --            --           --            --           --              82           775
Shares reacquired             --            --             (361)        (2,938)      --           --         (53,939)     (511,858)
                           ---------     ----------    --------     ----------    --------     ----------    -------    ----------
    Net increase             150,020     $1,500,200     150,250     $1,501,480     151,922     $1,518,300    148,448    $1,416,144
                           =========     ==========    ========     ==========    ========     ==========    =======    ==========

Class I shares
                                                      MFS GLOBAL HEALTH
                                                       SCIENCES FUND**
                                                  -------------------------
PERIOD ENDED JULY 31, 2001                            SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                                                 520     $    5,200
Shares issued to shareholders in
  reinvestment of distributions                           --            --
Shares reacquired                                         --            --
                                                       --------     ----------
    Net increase                                            520     $    5,200
                                                       ========     ==========
 * For the period from the commencement of the fund's investment operations, September 29, 2000, through
   July 31, 2001.
** For the period from the commencement of the funds' investment operations, December 29, 2000, through
   July 31, 2001.

(6) Line of Credit
Each fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. For the period ended July 31, 2001, each fund had no significant borrowings during the year and the commitment fee was allocated to each fund as follows:

                                                               COMMITMENT FEE
-----------------------------------------------------------------------------
MFS Emerging Markets Debt Fund                                            $17
MFS Global Conservative Equity Fund                                         8
MFS Global Health Sciences Fund                                             6
MFS International Core Equity Fund                                          5
MFS New Endeavor Fund                                                       5

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions - MFS Emerging Markets Debt Fund

                                                           NUMBER OF  PREMIUMS
                                                           CONTRACTS  RECEIVED
-----------------------------------------------------------------------------
Outstanding, beginning of year                                   --    $  --
Options written                                                   1     3,780
Options terminated in closing transactions                       --       --
                                                                ---    ------
Outstanding, end of year                                          1    $3,780
                                                                ===    ======

At July 31, 2001, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts - MFS Emerging Markets Debt Fund

                                 CONTRACTS TO                            CONTRACTS      NET UNREALIZED
SETTLEMENT DATE                DELIVER/RECEIVE      IN EXCHANGE FOR      AT VALUE        APPRECIATION
------------------------------------------------------------------------------------------------------
SALES
8/17/01                         JPY  3,775,000          $37,150           $30,287           $6,863

At July 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,033 with Deutsche Bank, $5 with United Bank of Switzerland Bank, and a net payable of $6,534 with Merrill Lynch.



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, MFS International Core Equity Fund and MFS New Endeavor Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Markets Debt Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, MFS International Core Equity Fund, and MFS New Endeavor Fund, including the schedules of portfolio investments, as of July 31, 2001, and the related statements of operations, the statements of changes in net, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund, MFS New Endeavor Fund, MFS Global Conservative Equity Fund, MFS Global Health Sciences Fund, and MFS International Core Equity Fund at July 31, 2001, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Boston, Massachusetts
September 7, 2001

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

For the period ended July 31, 2001, MFS International Core Equity Fund had income from foreign sources of $13,993 and designated a foreign tax credit of $1,518.

MFS(R) EMERGING MARKETS DEBT FUND

MFS(R) GLOBAL CONSERVATIVE EQUITY FUND

MFS(R) GLOBAL HEALTH SCIENCES FUND

MFS(R) INTERNATIONAL CORE EQUITY FUND

MFS(R) NEW ENDEAVOR FUND

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INVESTMENT MANAGEMENT

500 Boylston Street
Boston,MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              INC-2 XA 09/01 700